TEXOIL, INC.                         EXHIBIT 10.1

                           PROMISSORY NOTE

$900,000.00                 HOUSTON, TEXAS            NOVEMBER 1, 1995

     FOR VALUE RECEIVED, the undersigned, TEXOIL, INC. (herein called "Maker"), a Nevada corporation, promises to pay to the order of T. W. HOEHN, JR. AND BETTY JOE HOEHN REVOCABLE TRUST, (herein called "Payee", which term shall herein in every instance refer to any owner or holder of this note) the sum of NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($900,000.00), together with interest on the principal hereof from time to time outstanding from the date hereof until paid, at the per annum rate hereinafter stated, said principal and interest being payable at 2302 Rue Adriane, La Jolla, California 92037 or at such other place as Payee may hereafter designate in writing.

     The principal balance hereof advanced and from time to time remaining unpaid shall bear interest during each day of the term of the loan evidenced hereby at the per annum rate equal to the sum of (a) the prime commercial rate (herein called "Prime Rate") from time to time announced by First Interstate Bank of Texas ("FIBOT") at Houston, Texas as its Prime Rate, which interest rate shall change when and as the Prime Rate shall change, effective at the close of business on the day of such change, and (b) 2%.

     This Note is due and payable on February 1, 1996, unless later extended by mutual agreement between the Maker and Payee.

     This Note is made and given in substitution for, and modifies and supersedes in their entirety those six certain Promissory Notes by Maker to Payee in the original principal amounts and dated as follows:

        $    700,000     November 22, 1993    (which superseded that certain
                                              Promissory Note dated October 1,
                                              1993 by Maker to Payee in the
                                              orignal principal amount of
                                              $700,000, further reduced to
                                              $300,000 by the principal
                                              payment of $400,000 on June 8,
                                              1994)
             100,000     December 3, 1993
             100,000     December 30, 1993
             250,000     January 13, 1994
              50,000     April 10, 1995
              50,000     July 10, 1995
              50,000     October 1, 1995

as modified and amended by that certain letter agreement dated March 25, 1994 (in the case of the first four notes listed above). Payee acknowledges and agrees to the foregoing by his acceptance hereof.

                              TEXOIL, INC.

                        By:    /s/ Walter L. Williams
                                   WALTER L. WILLIAMS
                                   Chairman